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                                                                   EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in this Registration Statement on Form S-4 of our report dated February 21, 2002 on Crescent Real Estate Equities Limited Partnership and subsidiaries and to all references to our firm included in this Registration Statement.



                                                     Arthur Andersen LLP



Dallas, Texas,
May 24, 2002